Exhibit 99.1

NRZ RPL 2019-1

Narrative

January 24, 2019

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and acquired by a subsidiary of New Residential Investment Corp. (“Client”). The review was conducted from April 2017 through January 2019 via files imaged and provided by the Client.

(2) Sample size of the assets reviewed.

The diligence review (the “Review”) was conducted on one hundred percent (100%) of the population, two thousand six hundred eighty-five (2,685) mortgage loans with an aggregate original principal balance of approximately $539.78 million.

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

As part of the Data Integrity Review, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

# of Units	Interest Rate Life Cap	Original LTV
Amortization Term	Interest Rate Life Floor	Original P&I
Amortization Type	Interest Rate Life Max	Original Term
Appraised Value	Interest Rate Life Min	Originator Application Date
Balloon Flag	Interest Rate Periodic Cap	Other Financing - Lien Position 2 - Current Balance
Borrower First Name	Lien Position	Payment Change Frequency
Borrower Last Name	Lookback Period	Property Type
Borrower SSN	LTV Valuation Value	Purpose
City	Margin	Rate Change Date (Period 1)
Coborrower First Name	Maturity Date	Rate Change Date (Period 2)
Coborrower Last Name	Mod Amortization Type	Refi Purpose
Coborrower SSN	Mod Date	Representative FICO
Contract Sales Price	Mod Deferred Balance	Rounding Factor
Doc Type	Mod First Payment Date	Rounding Method
First Interest Rate Change Date	Mod Maturity Date	State
First Payment Change Date	Mod Original Interest Rate	Step Rate (Period 1)
First Payment Date	Mod P&I	Step Rate (Period 2)
Has Modification?	Mod UPB	Street
Index Type	Note Date	Zip
Interest Only	Occupancy
Interest Only Period	Original CLTV
Interest Rate Change Frequency	Original Interest Rate
Interest Rate Initial Cap	Original Loan Amount

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare: AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review: AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a thirty-six (36) month look back for each mortgage loan where data was provided.

Collection Comment Review: AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loan. During this review, AMC sought to identify certain characteristics of the mortgage loans as evidenced by communications within the servicer’s collection comments.

Title Review: AMC ordered lien alerts from a third-party vendor or third-party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review. AMC’s review is entirely reliant on the sufficiency of the data provided to it and AMC makes no representation as to the completeness or accuracy of materials delivered to it in order to complete its review.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced in this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above. AMC conducted (i) a Compliance Review , ii) a Data Integrity Review , iii) a Pay History Review iv) a Collection Comment Review and v) also ordered and reviewed a lien search on each of the mortgage loans. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 2,685 mortgage loans, 2,266 mortgage loans (84.40%) had exceptions with 337 mortgage loans (12.55%) retaining rating agency grades of “C” or “D” and 1,929 mortgage loans (71.84%) retaining a grade of “B”. The remaining 419 mortgage loans (15.61%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	# of Loans	% of Loans*
A	419	15.61%
B	1,929	71.84%
C	6	0.22%
D	331	12.33%

*May not add to 100% due to rounding

COMPLIANCE REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The table below summarizes the individual exceptions which carried a “B”, “C”, or “D” level exception grade in the Compliance Review. A mortgage loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the mortgage loan grade. The exception level grades shown correspond to the DBRS, Fitch, Moodys and Morningstar grading criteria.

Exception Type	Exception Level Grade	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	331
		Total Compliance Grade (D) Exceptions:	331
	C	Missing, Incorrect, or Incomplete HUD-1	8
		State Defect	1
		Total Compliance Grade (C) Exceptions:	9
	B	Missing Application Date	1,438
		RESPA	1,058
		TILA	832
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	514
		Missing, Incorrect, or Incomplete GFE	477
		Missing, Incorrect, or Incomplete Final TIL	453
		FACTA	439
		Missing Non-Required Data	317
		Misc. State Level	229
		LTV Test	209
		Missing Required Data (other than HUD-1 or Note)	122
		Final TIL Estimated	80
		Missing Required Data	49
		State Defect	45
		TIL-MDIA	37
		Safe Act	32
		State Late Charge	30
		Missing, Incorrect, or Incomplete Initial TIL	20
		Missing, Incorrect, or Incomplete Final or Initial 1003	4
		Missing Document	1
		Total Compliance Grade (B) Exceptions:	6,386
Total Compliance Exceptions:			6,726

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 2,685 mortgage loans included within the Data Integrity population, 2,677 unique mortgage loans (99.66%) had data integrity variances. As shown in the table below, not all fields may have been compared for every loan depending on data availability and applicability of such field. Some loans may appear more than once due to multiple tape discrepancies.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	50	2,682	1.86%	2,685
Balloon Flag	2,555	2,685	95.16%	2,685
City	134	2,685	4.99%	2,685
Contract Sales Price	2,181	2,685	81.23%	2,685
First Payment Date	2,645	2,685	98.51%	2,685
Interest Rate Change Frequency	273	274	99.64%	2,685
Interest Rate Initial Maximum	273	274	99.64%	2,685
Interest Rate Initial Minimum	273	274	99.64%	2,685
Interest Rate Life Max	273	274	99.64%	2,685
Interest Rate Life Min	273	274	99.64%	2,685
Interest Rate Periodic Cap	273	274	99.64%	2,685
LTV Valuation Value	707	2,685	26.33%	2,685
Margin	273	274	99.64%	2,685
Maturity Date	801	2,685	29.83%	2,685
Note Date	228	2,685	8.49%	2,685
Occupancy	746	2,685	27.78%	2,685
Original Interest Rate	529	2,685	19.70%	2,685
Original Loan Amount	22	2,685	0.82%	2,685
Original P&I	715	2,685	26.63%	2,685
Original Term	2,665	2,685	99.26%	2,685
Payment Change Frequency	273	274	99.64%	2,685
PMI Company	327	750	43.60%	2,685
PMI Coverage %	1,752	2,685	65.25%	2,685
Prepayment Penalty Period (months)	143	144	99.31%	2,685
Property Type	518	2,685	19.29%	2,685
Purpose	190	2,685	7.08%	2,685
State	0	2,685	0.00%	2,685
Zip	227	2,685	8.45%	2,685
Total	19,319	51,443	1.86%	2,685

PAY HISTORY REVIEW SUMMARY

For the 2,685 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the servicer with a cut-off date of August 31, 2018. Using the MBA methodology, AMC created a pay string using a thirty-six (36) month lookback on all 2,685 mortgage loans within the review population.

Within this population, 9 mortgage loans (0.34%) had complete payment history data and no delinquencies and 2,566 (95.57%) mortgage loans had complete payment history data with at least one delinquency during the lookback period. Each of the remaining 110 (4.10%) mortgage loans had at least one-month missing during the look back period and at least one delinquency during the lookback period.

Category	# of Mortgage Loans	% of Mortgage Loans*
No Delinquency, No Missing Data (36 month look back)	9	0.34%
Delinquency, No Missing Data (36 month look back)	2,566	95.57%
Delinquency, At Least One Missing Month (36 month look back)	110	4.10%

*May not sum to 100% due to rounding.

TITLE/LIEN REVIEW SUMMARY

AMC ordered and reviewed title search reports on all 2,685 mortgage loans to confirm the lien position of the related mortgage. To make a determination of lien position, AMC reviewed reports covering all 2,685 mortgage loans which confirmed all 2,685 mortgage loans were in first lien position.

COLLECTION COMMENT REVIEW SUMMARY

For the 2,685 mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the servicer as August 31, 2018. At the time of the review, the current status of the mortgage loans was noted as performing for 1,710 mortgage loans, delinquent for 892 mortgage loans, in bankruptcy for 78 mortgage loans, in loss mitigation for 4 mortgage loans and 1 mortgage loan was missing the comment history.

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	2,411	89.80%	$474,518,090.66	87.91%
Adjustable	274	10.20%	$65,266,231.00	12.09%
Total	2,685	100.00%	$539,784,321.66	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	2,685	100.00%	$539,784,321.66	100.00%
Total	2,685	100.00%	$539,784,321.66	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	549	20.45%	$115,877,103.59	21.47%
Cash Out: Home Improvement/Renovation	16	0.60%	$2,930,265.47	0.54%
Cash Out: Other/Multi-purpose/Unknown Purpose	500	18.62%	$102,505,618.20	18.99%
Limited Cash-Out	5	0.19%	$1,277,400.00	0.24%
First Time Home Purchase	477	17.77%	$84,811,118.60	15.71%
Other-than-first-time Home Purchase	513	19.11%	$108,963,755.18	20.19%
Rate/Term Refinance - Lender Initiated	5	0.19%	$771,793.00	0.14%
Rate/Term Refinance - Borrower Initiated	503	18.73%	$100,388,144.62	18.60%
Construction to Permanent	10	0.37%	$1,985,818.00	0.37%
Unavailable	107	3.99%	$20,273,305.00	3.76%
Total	2,685	100.00%	$539,784,321.66	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	6	0.22%	$723,086.00	0.13%
121-180 Months	107	3.99%	$15,789,860.00	2.93%
181-240 Months	68	2.53%	$10,810,396.00	2.00%
241-360 Months	2,475	92.18%	$505,257,265.66	93.60%
361+ Months	29	1.08%	$7,203,714.00	1.33%
Total	2,685	100.00%	$539,784,321.66	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,889	70.35%	$370,817,567.73	68.70%
Condo, Low Rise	113	4.21%	$22,798,672.00	4.22%
Condo, High Rise	5	0.19%	$1,060,750.00	0.20%
PUD	285	10.61%	$64,533,140.93	11.96%
Townhouse	14	0.52%	$2,222,275.00	0.41%
Single-wide Manufactured Housing	17	0.63%	$1,572,578.00	0.29%
1 Family Attached	31	1.15%	$5,184,578.00	0.96%
2 Family	75	2.79%	$20,128,900.00	3.73%
3 Family	12	0.45%	$3,085,900.00	0.57%
4 Family	7	0.26%	$1,675,900.00	0.31%
Other	30	1.12%	$5,805,474.00	1.08%
Unavailable	207	7.71%	$40,898,586.00	7.58%
Total	2,685	100.00%	$539,784,321.66	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	2,499	93.07%	$507,100,077.73	93.94%
Investment	99	3.69%	$16,150,636.93	2.99%
Second Home	40	1.49%	$7,312,760.00	1.35%
Unknown	47	1.75%	$9,220,847.00	1.71%
Total	2,685	100.00%	$539,784,321.66	100.00%